LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 19, 2014

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE VALUE TRUST

EACH DATED MARCH 1, 2014

Effective January 1, 2015, the following information supplements and replaces any information to the contrary in the Summary Prospectus that appears in the section titled “Management”, in the Prospectus that appears in the section titled “More on fund management” and in the Statement of Additional Information that appears in the section titled “The Funds’ Investment Adviser/Manager/Administrator: Portfolio Managers: Value Trust:”

Sam Peters, CFA and Jean Yu, CFA, are the portfolio managers for the fund and have day-to-day responsibility for managing the fund’s portfolio.

Please retain this supplement for future reference.

CBAX108451